UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 27, 2023
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001880921
BANK 2021-BNK36
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001005007
Banc of America Merrill Lynch Commercial Mortgage Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001102113
Bank of America, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541557
Morgan Stanley Mortgage Capital Holdings LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000740906
Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001577313
National Cooperative Bank, N.A.
(Exact name of sponsor as specified in its charter)

New York	333-228375-07	38-4190560 38-4197280 38-7274798
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(980) 386-8509
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Metro Crossing Mortgage Loan and the Velocity Industrial Portfolio Mortgage Loan, which constituted approximately 1.1% and 0.8%, respectively, of the asset pool of the issuing entity as of its cut-off date, are each an asset of the issuing entity and are each part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of July 1, 2021, relating to the Wells Fargo Commercial Mortgage Trust 2021-C60 filed as Exhibit 4.3 to the registrant’s Current Report on Form 8-K filed on October 7, 2021 (the “WFCM 2021-C60 PSA”).  Pursuant to Section 7.01(d) of the WFCM 2021-C60 PSA, Midland Loan Services, a Division of PNC Bank, National Association, a national banking association, was removed as special servicer of the Metro Crossing Mortgage Loan and the Velocity Industrial Portfolio Mortgage Loan and K-Star Asset Management LLC (“K-Star”), a Delaware limited liability company, was appointed as the successor special servicer of the Metro Crossing Mortgage Loan and the Velocity Industrial Portfolio Mortgage Loan under the WFCM 2021-C60 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of April 27, 2023, the Metro Crossing Mortgage Loan and the Velocity Industrial Portfolio Mortgage Loan will be specially serviced, if necessary, pursuant to the WFCM 2021-C60 PSA, by K-Star.  The principal servicing offices of K-Star are located at 5949 Sherry Lane, Suite 950, Dallas, Texas 75225.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Depositor)

/s/ Leland F. Bunch III
Leland F. Bunch III, President and Chief Executive Officer

Date:  April 27, 2023